UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20-4956638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285

Roseville, California 95661-3875

(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2015, Solar Power, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Yes Yield Investments Limited, a company established under the laws of the British Virgin Islands (the “Purchaser”), whereby the Company agreed to issue, and the Purchaser agreed to purchase a total of 9,260,000 shares of common stock of the Company, par value US$0.0001 per share (the “Purchase Shares”), for an aggregate purchase price of US$25,002,000 (the “Purchase Price”) pursuant to the terms of the Purchase Agreement and subject to customary closing conditions therein.

On May 4, 2015, the Company entered into an option agreement (the “Option Agreement”) with the Purchaser, whereby the Company agreed to grant the Purchaser options (the “Options”) to purchase from the Company a total of 9,260,000 shares of common stock of the Company, par value US$0.0001 per share (the “Additional Purchase Shares”) for an aggregate purchase price of US$25,002,000 (the “Additional Purchase Price”), exercisable within seven months from the date of the Option Agreement, pursuant to the terms of the Option Agreement and subject to customary closing conditions.

The Company’s common stock issuable under the Purchase Agreement and the Option Agreement are restricted securities and the Purchaser is subject to a three-month lock-up period.

The foregoing summary of the terms and conditions of the Purchase Agreement and the Option Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement and the Option Agreement discussed in Item 1.01, the Company agreed to issue the Purchase Shares for the Purchase Price on the closing date of the transaction stipulated by the Purchase Agreement pursuant to the terms and conditions of the Purchase Agreement. The Company agreed to authorize the issuance of the Additional Purchase Shares for the Additional Purchase Price upon exercise of the Options by the Purchaser, pursuant to the terms and conditions of the Option Agreement.

The proposed issuance of the Purchase Shares and the Additional Purchase Shares as aforementioned is exempt from registration upon reliance of Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Purchase Agreement by and between Solar Power, Inc. and Yes Yield Investments Limited dated May 4, 2015

10.2	Option Agreement by and between Solar Power, Inc. and Yes Yield Investments Limited dated May 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: May 7, 2015	/s/ Amy Jing Liu
	Name:	Amy Jing Liu
	Title:	Chief Financial Officer

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